EXHIBIT 10

THE COCA-COLA EXPORT CORPORATION
Atlanta, Georgia

Ms. Dominique Reiniche
President – European Group
Coca-Cola Enterprises Inc.

Re: Cold Drink Equipment Purchase Partnership Program of 23 January 2002

Dear Ms. Reiniche:

Reference is made to (i) the Cold Drink Equipment Purchase Partnership Program letter agreement dated 23 January 2002 (“Jumpstart Agreement”) (a copy of which is attached to this letter in Annex 1) and (ii) our discussions regarding the manner in which we could maximize the mutual benefit of the Jumpstart Agreement starting in 2004.

The intent of this letter is to describe the guiding principles under which The Coca-Cola Export Corporation (hereinafter referred to as “TCCEC”) and Coca-Cola Enterprises Inc. (hereinafter referred to as “CCE”) will work to make the Jumpstart Agreement more effective, along with certain amendments of the Jumpstart Agreement, starting 1 January 2004. All capitalized terms used herein shall have the same meaning as in the Jumpstart Agreement unless clearly indicated otherwise.

1.  Guiding Principles

Based on our discussions, we have set forth the following guiding principles (hereinafter referred to as the “Guiding Principles”) which provide us a foundation for the amendments that follow in Section 2:

1.	Our Jumpstart Agreement investment decisions need to be driven by our common objective to improve revenue management through accelerated immediate consumption volume, revenues and system profit.

2.

It is clearly understood that any interpretation to the Jumpstart Agreement needs to insure the continued viability of TCCEC’s intangible asset, and provide CCE with a means to continue to amortize its deferred revenue.

3.

Annual performance measures, both those related to purchases and placements and those related to equipment performance, need to be directly related to revenue management principles, logical and simple to use by both TCCEC and CCE management.

2.	Amendments of Certain Sections of the Jumpstart Agreement

Based on the Guiding Principles, TCCEC and CCE henceforth amend the Jumpstart Agreement as follows effective 1 January 2004:

(A) Territories

The Jumpstart Agreement shall apply uniformly to all Territories. As a result, the Vendors and Coolers Purchase and Placement Targets by country in Appendix 1 through 4 of the Jumpstart Agreement are henceforth consolidated and shall only be measured on an all Territories level, along the criteria described in Section 4 of the Jumpstart Agreement.

(B) Equipment

The Jumpstart Agreement shall apply uniformly to all types of cold drink equipment, with the exception of classical-type fountain equipment. As a result, the Cooler and Vendor Purchase and Placement Targets by type of equipment in Appendix 1 through 4 of the Jumpstart Agreement are henceforth consolidated and shall only be measured on a total equipment level.

TCCEC and CCE recognize that the revenue and volume throughput realized by the various types of cold drink equipment can vary dramatically.

In order to take this into account, CCE and TCCEC shall henceforth count the number of Equivalent Units of cold drink equipment that shall apply to the Vendors and Coolers Purchase and Placement Targets in Appendix 1 through 4 of the Jumpstart Agreement as shown in the following table:

Type of Equipment	Model		Equivalent Units of Cold Drink Equipment
Glass Door Coolers	•	Single door cooler	1
	•	Double door cooler	1
Open Front Coolers	•	50cl PET capacity up to 575	2.16
	•	Capacity between 576 and 805	2.36
	•	Capacity between 806 and 1035	2.65
	•	For each further capacity increase of 230 50cl PET bottles or part thereof	0.25 additional units
Other Coolers		Punto Fresco	1
		Igloo	1
		Half door cooler	1
		Counter Top/Cafe cooler	1
Vendors		All types	1

In the event that the number of Equivalent Units in any year from 2004 onwards would exceed the amount listed in Appendix 1 through 4 of the Jumpstart Agreement, that excess can be used to reduce the following year's target on a one-for-one Equivalent Unit basis. In addition, Open Front Coolers in Great Britain and France shall be subject to a minimum net incremental placement percentage of 95% (Reference Appendix 1 and 2) and Open Front Coolers for all territories shall be subject to a minimum average throughput, monitored every 12 months for 2004 and 2005, according to the following table:

Open Fronted Cooler Model		Minimum annual volume throughput of KO Brands unit cases/year
•	50cl PET capacity up to 575	407
•	Capacity between 576 and 805	444
•	Capacity between 806 and 1035	488
•	For each further capacity increase of 230 50cl PET bottles or part thereof	40

(C) Leasing of Coolers and Vendors

In order to finance certain projects mutually beneficial for CCE and TCCEC, CCE intends to explore alternative financing of certain Coolers and Vendors. This alternative financing may include long-term leasing contracts. CCE shall henceforth count Coolers and Vendors under lease as purchased Coolers and Vendors for purposes of Section 6.0 of the Jumpstart Agreement, under the following conditions:

•	The minimum lease period, exclusive of buy-out options, is at least six years.
•	Buy-outs of Coolers and Vendors under lease shall not count as purchases.
•	In the event a lease term is less than 12 years, CCE commits to replace the leased equipment with a like-type of equipment at the end of the lease term and the replacement equipment shall not count as a purchase.

(D) Quarterly Commitments

Taking into account the quarterly fluctuations of purchases, the Jumpstart Agreement shall henceforth focus solely on the annual commitments as described in Appendix 1 through 4 of the Jumpstart Agreement. As a result, failure to meet the minimum annual purchases of new Coolers and new Vendors for the end of a quarter (except for the fourth quarter) shall no longer constitute noncompliance with Section 7.3 of the Jumpstart Agreement.

(E) 50cl PET Contour Bottle Vendor Requirement

CCE shall henceforth be deemed to be in effective compliance with Section 6.2 of the Jumpstart Agreement

(F)     Section 8.8

The parties mutually agree to amend Section 8.8 to read as follows:

“Prior to the beginning of each Agreement Year, CCE also agrees to establish, maintain and publish, subject to section 8.4, for the employees of each Bottler “Flavour Set Standards”. The Flavour Set Standards will contain, unless prohibited by contract or regulatory and/or legal requirements, the following minimum average requirements for all vendors and coolers owned by the Bottlers, including the Vendors and Coolers placed in accordance with the Program: (i) all slots in vendors will dispense only products authorized by TCCEC; and (ii) all of the inventory in coolers will be products authorized by TCCEC. The parties acknowledge that the aforesaid minimum average requirements for Vendors and Coolers shall be subject to the terms of an undertaking concerning their commercial practices which the parties expect to be made legally binding pursuant to a decision of the European Commission rendered under Article 9.1 of Council Regulation 1/2003. It is understood by CCE and TCCEC that the Flavour Set Standard will apply to all bottle or can equipment owned by the Bottlers, whether acquired under the Program or otherwise. Product exclusivity is not a requirement of this Agreement. CCE and TCCEC shall review the specific terms of the Flavor Set Standard as part of the annual business planning process. Following such review, TCCEC shall confirm in writing the terms of the Flavour Set Standard for the applicable calendar year. CCE and the Bottlers will use all reasonable efforts to implement the Flavour Set Standard within one hundred and twenty (120) days following agreement between CCE and TCCEC. In connection with Great Britain a Flavour Set Standard shall be agreed on the execution of this Agreement and any subsequent Flavour Set Standard shall not, unless otherwise agreed with TCCEC, have Brand exposure or positioning for KO Brands less favourable than that originally agreed. Despite the provisions of this section, customers at whose outlets coolers are placed by CCE under this Agreement are not required to purchase TCCEC only products.”

(G) Cold Drink Equipment Purchase and Reporting Commitments

The parties have mutually agreed that as part of agreeing to the above revisions to the Jumpstart Agreement, for the year 2009, CCE commits to purchase and place Coolers and Vendors, above the Cooler and Vendor Purchase and Placement Targets in Appendix 1 through 4 of the Jumpstart Agreement, equivalent to EUR 15,000,000 (Euros).

In addition, the parties agree to new reporting forms as per appendix A, B and C to record and track the results of this amended Jumpstart Agreement.

(H) Other Provisions

The certification process described in Section 9 of the Jumpstart Agreement remains unchanged. Additionally, all other sections and provisions of the Jumpstart Agreement not specifically mentioned in this amendment letter remain unchanged.

We also agree to review the terms and conditions of this letter every two years, the first review being in July 2005 for the year starting 1 January 2006. If you agree with the foregoing, please execute both originals of this letter and return one original to us.

Please acknowledge your agreement to this letter by signing it as indicated below.

Sincerely yours,

THE COCA-COLA EXPORT CORPORATION By: /s/ DAVID M. TAGGART Name: DAVID M. TAGGART Title: VICE PRESIDENT Date: FEBRUARY 4, 2005
Agreed to and accepted effective by 1 January 2004 by and on behalf of:
COCA-COLA ENTERPRISES INC. By: /S/ DOMINIQUE REINICHE Name: DOMINIQUE REINICHE Title: PRESIDENT, EUROPE GROUP Date: 8 FEBRUARY 2005

Appendix A
ANNUAL EQUIPMENT FORM

[Year]  PURCHASES/LEASES ELIGIBLE FOR JUMPSTART

Division                                                                   [COUNTRY]

VENDORS - PURCHASES

Supplier	Model Type	Number purchased

TOTAL VENDORS PURCHASED

COOLERS - PURCHASES EXCLUDING BOUGHT OUT LEASES

Supplier	Model Type	Number purchased

TOTAL COOLERS PURCHASED

COOLERS - NEW LEASED EXCLUDING REPLACEMENT LEASES WITHIN 12 YEARS

Supplier	Model Type	Number leased

TOTAL COOLERS NEW LEASES

COOLERS - REPLACEMENT LEASES WITHIN 12 YEARS (REFERENCE ONLY)

Supplier	Model Type	Number leased

TOTAL COOLERS REPLACEMENT LEASES WITHIN 12 YEARS

COOLERS - BOUGHT OUT LEASES (REFERENCE ONLY)

Supplier	Model Type	Number leased

TOTAL COOLERS BOUGHT OUT LEASES

Appendix B

Annual Budget Form

Jumpstart Placements by Quarter - Budget [Year] Division: [Country]
	Q1	Q2	Q3	Q4	Full Year
Equipment Inventory Opening Balance
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Units Purchased/Leased during the Quarter
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Placed during the Quarter (1)
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Returned during the Quarter
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Scrapped/Other (please explain)
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Inventory Closing Balance
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Purchases in unit equivalents

     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total	Conversion 1.00 1.00 2.16 2.36 2.64
Annual Jumpstart target
Variances to Jumpstart

(1) Equal to Gross placements+upgrades removals.  Not equal to Net placements.

Opening Population Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total

Net placements Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total

Closing Population Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total

Appendix C

Quarterly Form

Jumpstart Placements by Quarter [Year] Division: [Country]
	Q1	Q2	Q3	Q4	Full Year
Equipment Inventory Opening Balance
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Units Purchased/Leased during the Quarter
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Placed during the Quarter (1)
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Returned during the Quarter
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Scrapped/Other (please explain)
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Equipment Inventory Closing Balance
     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total

Purchases in unit equivalents

     Vendors
     Traditional Coolers
     Open Fronted Coolers <575 50cl PET capacity
     Open Fronted Coolers 576-805 50cl PET capacity
     Open Fronted Coolers 806-1035 50cl PET capacity
Total	Conversion 1.00 1.00 2.16 2.36 2.64
Annual Jumpstart target
Variances to Jumpstart

(1) Equal to Gross placements+upgrades removals.  Not equal to Net placements.

Opening Population Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total

Net placements Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total

Closing Population Vendors Traditional Coolers Open Fronted Coolers <575 50cl PET capacity Open Fronted Coolers 576-805 50cl PET capacity Open Fronted Coolers 806-1035 50cl PET capacity Total